UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 22, 2007 ev3 Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51348	32-0138874
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9600 54th Avenue North, Suite 100
Plymouth, Minnesota	55442
(Address of Principal Executive Offices)	(Zip Code)

(763) 398-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                          Departure of Directors; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On January 22, 2007, the Board of Directors of ev3 Inc., upon recommendation of the Compensation Committee, approved the grant of new time-based restricted stock awards and non-statutory stock options to certain employees, including ev3’s principal executive officer, principal financial officer and certain of ev3’s other named executive officers.  These grants were made under new forms of stock grant certificates and option grant certificates, copies of which are being filed as Exhibits 10.1 and 10.2, respectively, to this current report on Form 8-K, and which are incorporated herein by this reference.  The vesting of the restricted stock grants is consistent with terms of a new ev3 Inc. Policy and Procedures Regarding Grants of Stock Options, Restricted Stock and Other Equity-Based Inventive Awards pursuant to which it is the general policy of ev3 that all time-based restricted stock grants have an annual vesting date of November 15th to ease the administrative burden on ev3’s management of handling the vesting of restricted stock grants on various dates throughout the year.  The shares underlying the restricted stock grants vest or become non-forfeitable in four equal installments on November 15th of each year, commencing November 15, 2007.  The vesting of the non-statutory stock options is consistent with ev3’s current policy of one-quarter of the shares underlying the stock option vesting on the one-year anniversary of the date of grant and 1/36 of the remaining shares underlying the stock option vesting on the one-month anniversary of the date of grant thereafter.  The following stock options and restricted stock grants were made to ev3’s principal executive officer, principal financial officer and the following other named executive officer on January 22, 2007 pursuant to the new forms of grant certificates:

Name and Title	Shares Underlying Restricted Stock Grants	Shares Underlying Stock Options
James M. Corbett President and Chief Executive Officer	43,860	100,000
Patrick D. Spangler Chief Financial Officer and Treasurer	16,447	37,500
Stacy Enxing Seng President, Cardio Peripheral Division	17,544	40,000

In addition, on January 22, 2007, the Board of Directors of ev3 Inc., upon recommendation of the Compensation Committee, approved the following increases in the base salaries of ev3’s principal executive officer, principal financial officer and one other named executive officer.

Name and Title	2006 Base Salary	2007 Base Salary
James M. Corbett President and Chief Executive Officer	$380,000	$420,000
Patrick D. Spangler Chief Financial Officer and Treasurer	$258,750	$289,800
Stacy Enxing Seng President, Cardio Peripheral Division	$269,100	$298,644

Item 9.01               Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description
10.1	Form of ev3 Inc. Amended and Restated 2005 Incentive Stock Plan Stock Grant Certificate
10.2	Form of ev3 Inc. 2005 Incentive Stock Plan Non-Incentive Stock Option Certificate

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 26, 2007	ev3 Inc.

	By:	/s/ Kevin M. Klemz
Name: Kevin M. Klemz
Title: Vice President, Secretary and Chief Legal Officer

ev3 Inc.
CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing
10.1	Form of ev3 Inc. Amended and Restated 2005 Incentive Stock Plan Stock Grant Certificate	Filed herewith

10.2	Form of ev3 Inc. 2005 Incentive Stock Plan Non-Incentive Stock Option Certificate	Filed herewith